EXHIBIT 10

[For 13 Directors]

                       DIRECTOR DEFERRED PAYMENT AGREEMENT


         AGREEMENT made this      day of                  ,  1998, between AGWAY
                             ----         ---------------
INC., a Delaware  corporation,  with its principal  office in De Witt,  New York
(hereinafter called "AGWAY"), and                            residing at
                                  --------------------------

-----------------------------------------------------------------------------
(hereinafter called "Director").

                                    RECITALS:

         A.      AGWAY has established a deferred payment program for Directors.

         B. Director desires to participate in the program upon the following terms and conditions.

                                   WITNESSETH:

         For good and valuable consideration, the parties, intending to be legally bound, hereby agree as follows:

         1.       Director hereby designates (check one)

                       % of retainer (or $            of retainer) only
                   ---                     ---------
                       % of  per  diem  and  all  other  payments  other  than
                   ---
                       expense reimbursements  (or  $           of per  diem
                                                     ---------
                       and all other payments other than expense reimbursements) only

                       % of  both  retainer and per diem and all other  payments
                   ---
                       other than  expense reimbursements (or $          of both
                                                               ---------
                       retainer and per diem)
for the period beginning January 1, 1999 and ending December 31, 1999 be credited to Director's Reserve Account.

         2. AGWAY shall maintain in its accounting records a separate account (herein called "Director's Reserve Account") for each Director electing deferral of any amount under this agreement and shall credit to the Director's Reserve Account the item or items designated by Director in Section 1 above. The Director's Reserve Account shall also be credited at the close of each calendar quarter with an amount computed by applying the average cost-of-debt percentage as hereinafter defined to the total average accumulated credit of the Director's Reserve Account. "Average cost-of-debt" as used in this agreement shall mean the average cost to AGWAY of the debt employed by AGWAY during each calendar quarter in the conduct of AGWAY's business, and this average cost-of-debt shall be determined by the Treasurer of AGWAY.

         3. AGWAY and Director hereby agree that payment from the Director's Reserve Account shall begin on the first January 1 or July 1 that follows the Director's attainment of age fifty-five (55) or the date on which Director's service as Director of AGWAY terminates, whichever is earlier, by at least 15 months.

This agreement by the Director shall be irrevocable; provided, however, that at least twelve (12) months prior to January 1 or July 1 described above, the Director may request, by notice in writing to Agway, that the commencement of payments be deferred to a specified January 1 or July 1 date later than that on which commencement was previously scheduled. Whether to approve such a request shall be within the discretion of the Chairman of the Board of Directors of AGWAY, or of the Vice Chairman should Director then be serving as Chairman. Approval of such a request shall be in writing. After approval, Director shall have no right to payment at any date earlier than that specified in the written approval. In any event, payments shall commence not later than the January following the calendar year when Director reaches age seventy (70). AGWAY may impose a thirty (30) day waiting period before the first payment is made.

         4. Payment will be either (a) a lump sum payment of the entire balance in the Director's Reserve Account; or (b) in an amount determined by multiplying the balance in the Director's Reserve Account at the beginning of each calendar year during which a payment is to be made by a fraction, the numerator of which is one (1) and the denominator of which will be the number of years remaining during which the Director's Reserve Account will be paid to Director. The payment election must be made at least twelve (12) months prior to the commencement of payment in writing to the chief financial officer of AGWAY to have the payments made:
                        (A) over 3 years;
                        (B) over 5 years;
                        (C) over 10 years;
                        (D) over 15 years; or
                        (E) over 20 years.

If a timely election is not made, the entire balance in Director's Reserve Account will be paid in a single lump sum.

If the initial annual payment computed for the applicable payment period described above would be less than ten thousand dollars ($10,000), then, notwithstanding the prior provisions of this Section, AGWAY may make payment (at the sole discretion of AGWAY) either in one (1) lump sum or in annual installments over the longest period resulting in an initial annual payment of at least ten thousand dollars ($10,000).

         5. Upon furnishing AGWAY with proper evidence of financial hardship, Director may request a withdrawal of all or part of the balance in the Director's Reserve Account. Whether to approve such a request shall be within the discretion of the Chief Financial Officer of AGWAY or his designee. Approval of such a request shall be in writing.

         6. In the event of Director's death, either before or after the payments to Director have begun, the amount payable, as provided in Section 4 above, shall be paid to the beneficiary or beneficiaries designated by Director in the most recent notice in writing to AGWAY in installments computed in the same manner as if Director was still living. If no beneficiary has been designated, the amount payable, as provided in Section 4 above, shall be paid in installments computed in the same manner as if Director was still living to Director's estate or, at the sole discretion of AGWAY, the remaining balance in the Director's Reserve Account may be paid in a lump sum to Director's estate. In the event that after payments have commenced to the beneficiary or to the beneficiaries designated by Director the sole beneficiary dies or all beneficiaries die, then, any remaining balance in the Director's Reserve Account will be paid in a lump sum to the sole beneficiary's estate or to the beneficiaries' estates. In the absence of clear written instructions to the contrary, a designation of multiple beneficiaries will be deemed to provide for payment to the designated beneficiaries in equal shares, and for the payment to Director's estate of the share of any beneficiary who predeceases Director. In the event of Director's death before the payments to Director have begun, the payments will commence on the January 1 or July 1, next following the date of Director's death.

         7. Director agrees that AGWAY's liability to make any payment as provided in this agreement shall be contingent upon Director's:

                  (a) being available to AGWAY for consultation and advice after termination of service as a director of AGWAY, unless Director is disabled or deceased; and

                  (b) retaining unencumbered any interest or benefit under this agreement.

                  If Director fails to fulfill any one or more of these contingencies, AGWAY's obligation under this agreement may be terminated by AGWAY as to Director.

         8. Director also agrees that AGWAY's obligations to make deferred payments under this agreement are merely contractual; and that AGWAY is the outright beneficial owner of, and does not hold for Director as trustee or otherwise, the amounts credited to Director's Reserve Account; and that such amounts are subject to the rights of AGWAY's creditors in the same manner and to the same extent as all assets owned by AGWAY.

         9. Neither Director nor Director's beneficiary/ies shall have the right to encumber, commute, borrow against, dispose of or assign the right to receive payments under this agreement.

         IN WITNESS WHEREOF, AGWAY and Director have duly executed this agreement the day and year first above written.

                                          AGWAY INC.

                                       /s/
                                   By:    ------------------------------
                                                  Secretary

                                       /s/
                                          ------------------------------
                                                 (Director)

                                -----------------

                         DESIGNATION OF BENEFICIARY/IES


Pursuant to the provisions of this Deferred Payment Agreement, I hereby designate as my beneficiary/ies hereunder:

--------------------------------------------------------------------------------
                            (Name of beneficiary/ies)


This designation is also effective with respect to any and all amounts of deferred compensation accrued for my benefit under any and all Deferred Payment Agreements executed by me in previous years.


                                                /s/
                                                   -----------------------------
                                                          (Director)

Date:               , 1998
      -------------

[For 2 Board officers]

                       DIRECTOR DEFERRED PAYMENT AGREEMENT

         AGREEMENT made this      day of             , 1998, between AGWAY INC.,
                             ----        ------------
a  Delaware  corporation,  with  its  principal  office  in De  Witt,  New  York
(hereinafter   called   "AGWAY"),   and                            residing   at
                                          ---------------------
                                                            (hereinafter  called
----------------------------------------------------------
"Director").

                                    RECITALS:

         A.      AGWAY has established a deferred payment program for Directors.

         B. Director desires to participate in the program upon the following terms and conditions.

                                   WITNESSETH:

         For good and valuable consideration, the parties, intending to be legally bound, hereby agree as follows:

         1. Director hereby  designates     % (or $         ) of annual retainer
                                        ----       ---------
for the period beginning January 1, 1999 and ending December 31, 1999 be credited to Director's Reserve Account.

         2. AGWAY shall maintain in its accounting records a separate account (herein called "Director's Reserve Account") for each Director electing deferral of any amount under this agreement and shall credit to the Director's Reserve Account the amount designated by Director in Section 1 above. The Director's Reserve Account shall also be credited at the close of each calendar quarter with an amount computed by applying the average cost-of-debt percentage as hereinafter defined to the total average accumulated credit of the Director's Reserve Account. "Average cost-of-debt" as used in this agreement shall mean the average cost to AGWAY of the debt employed by AGWAY during each calendar quarter in the conduct of AGWAY's business, and this average cost-of-debt shall be determined by the Treasurer of AGWAY.

         3. AGWAY and Director hereby agree that payment from the Director's Reserve Account shall begin on the first January 1 or July 1 that follows the Director's attainment of age fifty-five (55) or the date on which Director's service as Director of AGWAY terminates, whichever is earlier, by at least 15 months.

This agreement by the Director shall be irrevocable; provided, however, that at least twelve (12) months prior to January 1 or July 1 described above, the Director may request, by notice in writing to Agway, that the commencement of payments be deferred to a specified January 1 or July 1 date later than that on which commencement was previously scheduled. Whether to approve such a request shall be within the discretion of the Chairman of the Board of Directors of AGWAY, or of the Vice Chairman should Director then be serving as Chairman. Approval of such a request shall be in writing. After approval, Director shall have no right to payment at any date earlier than that specified in the written approval. In any event, payments shall commence not later than the January following the calendar year when Director reaches age seventy (70). AGWAY may impose a thirty (30) day waiting period before the first payment is made.

         4. Payment will be either (a) a lump sum payment of the entire balance in the Director's Reserve Account; or (b) in an amount determined by multiplying the balance in the Director's Reserve Account at the beginning of each calendar year during which a payment is to be made by a fraction, the numerator of which is one (1) and the denominator of which will be the number of years remaining during which the Director's Reserve Account will be paid to Director. The payment election must be made at least twelve (12) months prior to the commencement of payment in writing to the chief financial officer of AGWAY to have the payments made:
                             (A) over 3 years;
                             (B) over 5 years;
                             (C) over 10 years;
                             (D) over 15 years; or
                             (E) over 20 years.

If a timely election is not made, the entire balance in Director's Reserve Account will be paid in a single lump sum.

If the initial annual payment computed for the applicable payment period described above would be less than ten thousand dollars ($10,000), then, notwithstanding the prior provisions of this Section, AGWAY may make payment (at the sole discretion of AGWAY) either in one (1) lump sum or in annual installments over the longest period resulting in an initial annual payment of at least ten thousand dollars ($10,000).

         5. Upon furnishing AGWAY with proper evidence of financial hardship, Director may request a withdrawal of all or part of the balance in the Director's Reserve Account. Whether to approve such a request shall be within the discretion of the Chief Financial Officer of AGWAY or his designee. Approval of such a request shall be in writing.

         6. In the event of Director's death, either before or after the payments to Director have begun, the amount payable, as provided in Section 4 above, shall be paid to the beneficiary or beneficiaries designated by Director in the most recent notice in writing to AGWAY in installments computed in the same manner as if Director was still living. If no beneficiary has been designated, the amount payable, as provided in Section 4 above, shall be paid in installments computed in the same manner as if Director was still living to Director's estate or, at the sole discretion of AGWAY, the remaining balance in the Director's Reserve Account may be paid in a lump sum to Director's estate. In the event that after payments have commenced to the beneficiary or to the beneficiaries designated by Director the sole beneficiary dies or all beneficiaries die, then, any remaining balance in the Director's Reserve Account will be paid in a lump sum to the sole beneficiary's estate or to the beneficiaries' estates. In the absence of clear written instructions to the contrary, a designation of multiple beneficiaries will be deemed to provide for payment to the designated beneficiaries in equal shares, and for the payment to Director's estate of the share of any beneficiary who predeceases Director. In the event of Director's death before the payments to Director have begun, the payments will commence on the January 1 or July 1, next following the date of Director's death.

         7. Director agrees that AGWAY's liability to make any payment as provided in this agreement shall be contingent upon Director's:

                  (a) being available to AGWAY for consultation and advice after termination of service as a director of AGWAY, unless Director is disabled or deceased; and

                  (b) retaining unencumbered any interest or benefit under this agreement.

                  If Director fails to fulfill any one or more of these contingencies, AGWAY's obligation under this agreement may be terminated by AGWAY as to Director.

         8. Director also agrees that AGWAY's obligations to make deferred payments under this agreement are merely contractual; and that AGWAY is the outright beneficial owner of, and does not hold for Director as trustee or otherwise, the amounts credited to Director's Reserve Account; and that such amounts are subject to the rights of AGWAY's creditors in the same manner and to the same extent as all assets owned by AGWAY.

         9. Neither Director nor Director's beneficiary/ies shall have the right to encumber, commute, borrow against, dispose of or assign the right to receive payments under this agreement.

         IN WITNESS WHEREOF, AGWAY and Director have duly executed this agreement the day and year first above written.

                                      AGWAY INC.

                                             /s/
                                      By:       --------------------------------
                                                         Secretary

                                             /s/
                                                --------------------------------
                                                        (Director)

                           --------------------------

                         DESIGNATION OF BENEFICIARY/IES

Pursuant to the provisions of this Deferred Payment Agreement, I hereby designate as my beneficiary/ies hereunder:

--------------------------------------------------------------------------------
                         (Name of beneficiary/ies)


This designation is also effective with respect to any and all amounts of deferred compensation accrued for my benefit under any and all Deferred Payment Agreements executed by me in previous years.

                                                /s/
                                                   -----------------------------
                                                          (Director)


Date:                    , 1998
       -----------------